UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   January 27, 2003
                                                   ------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                   0-19277                    13-3317783
-----------------------------      -------------             -------------------
(State or other jurisdiction       (Commission                (IRS Employer
       of Incorporation)            File Number)             Identification No.)


         The Hartford Financial Services Group, Inc.
         Hartford Plaza
         Hartford, Connecticut                                    06115-1900
         ---------------------------------------------           ------------
         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (860) 547-5000
                                                   ----------------




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Item 9.      Regulation FD Disclosure.


Attached hereto as Exhibit 99.1 is a press release announcing the company's 2002 fourth quarter and year-end earnings.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date: January 27, 2003            By: /s/ NEAL S. WOLIN
                                     -------------------------------------------
                                     Name:     Neal S. Wolin
                                     Title:    Executive Vice President and
                                               General Counsel


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                                  EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------

Exhibit 99.1                        Press Release, dated January 27, 2003


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